Exhibit  99.1      Certification


Certification of Chief Executive Officer of UCELLIT.COM INC. pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C. 63.

I, Mark Epstein, Esq., the Chief Executive Officer of UCELLIT.COM INC., hereby certify that UCELLIT.COM INC.'s periodic report on Form 10-QSB and the financial statements contained therein, of which this certification is Exhibit Number 99.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of UCELLIT.COM INC..



                                     (signed) ______________________________
Date:  August 15, 2002               /s/  Mark  Epstein,  Esq.
                                     Mark  Epstein,  Esq.
                                     Chief Executive Officer of UCELLIT.COM INC.
                                     --------------------------



Certification  of  Chief  Financial  Officer  of  UCELLIT.COM  INC.  pursuant to
Section  906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C. 63.

I, Mark Epstein, Esq., the Chief Financial Officer of UCELLIT.COM INC., hereby certify that UCELLIT.COM INC.'s periodic report on Form 10-QSB and the financial statements contained therein, of which this certification is Exhibit Number 99.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of UCELLIT.COM INC..



                                     (signed) ______________________________
Date:  August 15, 2002               /s/  Mark  Epstein,  Esq.
                                     Mark  Epstein,  Esq.
                                     Chief Executive Officer of UCELLIT.COM INC.
                                     --------------------------


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